UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 30, 2006
                                                ______________________________


                      Peoples Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



       Maryland                       000-29949                  31-1686242
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                           45069
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code     (513) 870-3530
                                                  ____________________________


                               Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On January 30, 2006, Peoples Community Bancorp, Inc. (the "Company") reported its net earnings for the three month period ended December 31, 2005.

     For additional information, reference is made to the Company's press release dated January 30, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

       (a)  Not applicable.
       (b)  Not applicable.
       (c)  Not applicable.
       (d)  Exhibits

       The following exhibit is filed herewith.



      Exhibit Number                Description
      --------------                -----------

      99.1                          Press release dated January 30, 2006




                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                PEOPLES COMMUNITY BANCORP, INC.



Date: January 31, 2006          By: /s/ Jerry D. Williams
                                    ---------------------------
                                    Jerry D. Williams
                                    President and Chief Executive Officer